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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 13, 2004

                        INTERVEST BANCSHARES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

               Delaware                 000-23377           13-3699013
     -----------------------------   ---------------   ----------------------
     (State or other jurisdiction      (Commission        (IRS Employer
          of incorporation)            File Number)    Identification Number)


       10 Rockefeller Plaza, Suite 1015, New York, New York     10020-1903
       ----------------------------------------------------     ----------
             (Address of Principal Executive Offices)           (Zip Code)


       Registrant's Telephone Number Including Area Code:  (212) 218-2800
                                                           --------------




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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 13, 2004, the registrant issued an earnings release related to its quarterly period ended March 31, 2004 and the text of that announcement is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 INTERVEST BANCSHARES CORPORATION



Date:  April 13, 2004            By:  /s/ Lowell S. Dansker
                                      ----------------------------------------
                                      LOWELL S. DANSKER,
                                      VICE CHAIRMAN, PRESIDENT AND TREASURER
                                      (PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
                                      FINANCIAL OFFICER)




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                                INDEX TO EXHIBITS


      Exhibit  No.     Description
      ------------     -----------

      99.1             Press Release dated April 13, 2004





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